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                    [VEDDER, PRICE, KAUFMAN & KAMMHOLZ LETTERHEAD]

                                  November 24, 1997


FBL Series Fund, Inc.
5400 University Avenue
West Des Moines, Iowa  50266

Gentlemen:

Reference is made to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A under the Securities Act of 1933 being filed by FBL Series Fund, Inc. (the "Fund") in connection with the proposed public offering of Traditional Shares and Institutional Shares of each of the portfolios of the Fund (the "Shares").

We are counsel to the Fund and in such capacity have counseled the Fund regarding various legal matters.

It is our opinion that the Fund is a corporation existing under the laws of the State of Maryland and is authorized to issue the Shares. It is our further opinion that when the provisions of any securities laws as may be applicable have been complied with and such Shares have been duly delivered against payment therefor as contemplated by the Registration Statement, such Shares will be validly issued, fully paid and nonassessable.

We hereby consent to the use of this opinion in connection with said Registration Statement as amended and the prospectus and statement of additional information relating to said Shares.

                                  Very truly yours,

                                  VEDDER, PRICE, KAUFMAN & KAMMHOLZ

                                  By:  /s/ Charles F. Custer
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                                       Charles F. Custer